Exhibit 10.2
Execution Copy
Horizon Lines, Inc.
4.25% Convertible Senior Notes due 2012
Registration Rights Agreement
August 8, 2007
Goldman, Sachs & Co.
Banc of America Securities LLC
Wachovia Capital Markets, LLC
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
     Horizon Lines, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 4.25% Convertible Senior Notes due 2012 (the “Securities”). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:
     1. Definitions.
     (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:
     “Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Closing Date” means the First Time of Delivery as defined in the Purchase Agreement.
     “Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.
     “Common Stock” means the Company’s common stock, par value $0.01 per share.

     “DTC” means The Depository Trust Company.
     “Effective Failure” has the meaning assigned thereto in Section 7(b) hereof.
     “Effectiveness Period” has the meaning assigned thereto in Section 2(b)(i) hereof.
     “Effective Time” means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective.
     “EDGAR” has the meaning assigned thereto in Section 3(b) hereof.
     “Electing Holder” has the meaning assigned thereto in Section 3(a)(iii) hereof.
     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
     “Holder” means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).
     “Indemnified Person” has the meaning assigned thereto in Section 5(a).
     “Indenture” means the Indenture, dated as of August 8, 2007, between the Company and The Bank of New York Trust Company, N.A., as amended and supplemented from time to time in accordance with its terms.
     "Issuer Free Writing Prospectus” has the meaning set forth in Rule 433 under the Securities Act.
     “Liquidated Damages” has the meaning assigned thereto in Section 7(a) hereof.
     “Managing Underwriters” means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.
     “NASD Rules” means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.
     “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.
     The term “person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.
     “Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.
     “Purchase Agreement” means the purchase agreement, dated as of August 1, 2007, between the Purchasers and the Company relating to the Securities.
     “Purchasers” means the Purchasers named in Schedule I to the Purchase Agreement.
     “Registrable Securities” means all or any portion of the Securities issued on the date hereof (or pursuant to the exercise of the purchasers’ over-allotment option) under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.
     “Registration Default” has the meaning assigned thereto in Section 7(a) hereof.
     “Restricted Security” means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock that (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the Indenture.
     “Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.
     “Securities Act” means the United States Securities Act of 1933, as amended.
     “Shelf Registration” means a registration effected pursuant to Section 2 hereof.
     “Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.
     “Suspension Period” has the meaning assigned thereto in Section 2(c).

     “Trust Indenture Act” means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.
     The term “underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.
     (b) Wherever there is a reference in this Agreement to a percentage of the “principal amount” of Registrable Securities or to a percentage of Registrable Securities, Common Stock constituting Registrable Securities shall be treated as representing the principal amount of Securities that was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.
     2. Shelf Registration.
     (a) The Company shall use its commercially reasonable efforts to cause a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement to be declared effective under the Securities Act no later than 180 calendar days following the Closing Date; provided, however, that the Company may, upon written notice to all Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole; provided, further, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.
     (b) The Company shall use its commercially reasonable efforts:
     (i) to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (1) the sale of all Registrable Securities registered under the Shelf Registration Statement; (2) the expiration of the period referred to in Rule 144(k) of the Securities Act, or any successor provision, with respect to all Registrable Securities held by Persons that are not Affiliates of the Company; and (3) two years from the Effective Time (such period being referred to herein as the “Effectiveness Period”);
     (ii) after the Effective Time of the Shelf Registration Statement, subject to Section 3(a)(ii) hereof, as promptly as practicable upon the request of any Holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement; and
     (iii) if at any time the Securities, pursuant to Article 12 of the Indenture, are convertible into securities other than Common Stock, to cause, or to cause any successor under the Indenture to cause, such securities to be included in the Shelf Registration Statement no later than the later of (A) 180 calendar days following the Closing Date and (B) the date on which the Securities are convertible into such securities.
The Company shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is (A) required by applicable law and the Company thereafter promptly complies with the requirements of Section 3(j) hereof or (B) permitted pursuant to Section 2(c) below.
     (c) The Company may suspend the use of the Prospectus, without incurring any obligation to pay Liquidated Damages, for a period not to exceed 45 days in any 90-day period or an aggregate of 90 days in any 12-month period (each a “Suspension Period”) if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments, public filings with the Commission and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.
     3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:
     (a) (i) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to mail the Notice and Questionnaire to each of the Holders of Registrable Securities. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the date five business days prior to such Effective Time; provided, however, Holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.
     (ii) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder and thereafter the Company will, within 30 days after the date such completed and signed Notice and Questionnaire has been delivered to the Company, file a supplement to the Prospectus relating to the Shelf Registration Statement, or, if required, file a post-effective amendment or a new Shelf Registration Statement in order to permit resales of such Holder’s Registrable Securities; provided, however, if the Company receives the Notice and Questionnaire during a Suspension Period, or the Company initiates a Suspension Period within 30 days after receipt of the applicable Notice and Questionnaire, then the

Company will make the required filing within 30 days after the end of the Suspension Period; provided, further, however, in no event, will the Company be required to file more than one supplement to the Prospectus per 30-day period in order to name as a selling securityholder any Holder that has provided the Company with a completed Notice and Questionnaire after the deadline set forth in Section 3(a)(i) hereof to be included as a selling securityholder in the initial Prospectus. If the Company files a post-effective amendment or a new Shelf Registration Statement pursuant to the requirements of this Section 3(a)(ii), then it will use reasonable efforts to cause the post-effective amendment or new Shelf Registration Statement to become effective under the Securities Act as promptly as practicable, but in any event by the 90th day after the filing date required by this Section 3(a)(ii); provided, however, if a post-effective amendment or a new Shelf Registration Statement is required in order to permit resales by Holders seeking to include Registrable Securities in the Shelf Registration Statement after the Effective Time of the initial Shelf Registration Statement, the Company will not be required to file more than one post-effective amendment or new Shelf Registration Statement for such purpose in any 90-day period. For the avoidance of doubt the Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company.
     (iii) The term “Electing Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.
     (iv) Each Electing Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by the Holder not materially misleading and any other information regarding such Holder and the distribution of such Holder’s Registrable Securities as the Company may from time to time reasonably request in writing.
     (b) Unless such document is available on the Electronic Data Gathering Analysis and Retrieval System of the Commission (“EDGAR”), the Company shall furnish to each Electing Holder upon request, promptly after the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such Holders upon request, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its commercially reasonable efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holders and their respective counsel reasonably may propose.
     (c) The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to take such action in respect of the Shelf Registration Statement or any amendment thereto or of the Prospectus or any amendment or supplement to the Prospectus during any Suspension Period.
     (d) The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such Electing Holder:
     (i) when a Shelf Registration Statement and any amendment thereto has been filed and when it has become effective, in the case of the initial Shelf Registration Statement (not including any post-effective amendments thereto), in each case by making a public announcement thereof by release made to Reuters Economic Services and Bloomberg Business News (it being understood that only one such release is required in the case of an automatic Shelf Registration Statement);
     (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;
     (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and
     (v) of the occurrence of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made); provided, however, that no notice by the Company shall be required pursuant to this clause (iv) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information that results in such Shelf Registration

Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein not misleading).
     (e) The Company shall use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement or, if any such order of suspension is made effective during or results in any Suspension Period, at the earliest practicable moment after the end of such Suspension Period.
     (f) The Company shall furnish to each Electing Holder upon written request of such Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, and, if such documents are not available on EDGAR, all reports, schedules, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.
     (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the periods specified in Section 2(c) above or during the continuance of any event or the existence of any state of facts described in Section 3(d)(iii), (iv) or (v) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.
     (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities, and (iv) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling securityholders to offer, or to consummate the disposition of, their Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process or become subject to taxation in any jurisdiction where it is not as of the date hereof so subject.
     (i) Unless any Registrable Securities shall be in book-entry or global certificate only form, the Company shall use its commercially reasonable efforts to cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable

Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.
     (j) Upon the occurrence of any event or the existence of any state of facts contemplated by paragraph 3(d)(iv) above, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to take such action in respect of the Shelf Registration Statement or any amendment thereto or of the Prospectus or any amendment or supplement to the Prospectus during any Suspension Period. If the Company notifies the Electing Holders of the occurrence of any event or the existence of any state of facts contemplated by Section 2(c) or paragraph 3(d)(v) above, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made and shall keep confidential such communications received by it from the Company, unless disclosure is required to be made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality.
     (k) Not later than the Effective Time of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.
     (l) The Company shall comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).
     (m) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (n) In the event of an underwritten offering conducted pursuant to Section 6 hereof, the Company shall, if requested by Electing Holders in writing, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters of such offering reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.
     (o) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.
     (p) The Company shall:
     (i)(A) make reasonably available for inspection by the Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company’s officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that such persons shall first (x) agree in writing with the Company that all records, information and documents that are designated by the Company, in good faith, as confidential shall be kept confidential by such Electing Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is required to be made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and that they shall use such records, information and documents solely for the purposes of exercising rights under this Agreement and (y) acknowledge that transactions in the Company’s securities are subject to the laws and regulations governing insider trading; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Electing Holders and other parties;

     (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities and covering matters including, but not limited to, those set forth in the Purchase Agreement;
     (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, the Company shall use its commercially reasonable efforts to obtain opinions and letters of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each Electing Holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such Managing Underwriter (it being agreed that the matters to be covered by such opinions and letters shall include, without limitation, a statement by such counsel that nothing came to the attention of such counsel in the course of their review of the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein (other than the financial statements or other financial data therein, as to which such counsel need express no opinion or belief) that has caused such counsel to believe that, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the Shelf Registration Statement or such post-effective amendment containing any untrue statement of a material fact or the omission of any material fact required to be stated therein or necessary to make the statements therein not misleading;
     (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof to which the Company has agreed, the Company shall use its commercially reasonable efforts to obtain “cold comfort” letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Electing Holder participating in such underwritten offering (if such Electing Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings;
     (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof to which the Company has agreed, deliver such documents and certificates as may be reasonably requested by the Electing Holders participating in such underwritten offering they hold a majority in principal amount of the Registrable Securities being sold in such and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company.
     (q) The Company will use its commercially reasonable efforts to cause the Common Stock issuable upon conversion of the Securities to be listed on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.
     (r) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate” (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a “conflict of interest” (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a “qualified independent underwriter” (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.
     (s) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.
     4. Registration Expenses. Except as otherwise provided in Section 3, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof and shall bear or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefore in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder’s Registrable Securities pursuant to the Shelf Registration Statement.
     5. Indemnification and Contribution.
     (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities were registered under the Securities Act, or any Prospectus or any Issuer Free Writing Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement, Prospectus or Issuer Free Writing Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.
     (b) Indemnification by the Electing Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder’s Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement, Prospectus or Issuer Free Writing Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Electing Holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company and such other persons for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.
     (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.
     (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.
     6. Underwritten Offering. Any Holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least 33-1/3% in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering and (ii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering; and provided further that the Company shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Company shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder’s Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers in an underwritten offering, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.
     7. Liquidated Damages.
     (a) Notwithstanding any postponement of effectiveness permitted by Section 2(a) hereof, if on or prior to the 180th day following the Closing Date, a Shelf Registration Statement has not become effective (each, a “Registration Default”), the Company shall be required to pay liquidated damages (“Liquidated Damages”), from and including the day following such Registration Default until such Shelf Registration Statement is either so filed or so filed and subsequently declared effective or the expiration of the Effectiveness Period, as applicable, at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of Registrable Securities, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default until the earlier of (1) the time such Shelf Registration Statement is declared effective or (2) the expiration of the Effectiveness Period; provided, however, no Liquidated Damages shall accrue under this Section 7(a) during any Suspension Period.
     (b) In the event that (i) the Shelf Registration Statement ceases to be effective, (ii) the Company suspends the use of the Prospectus pursuant to Section 2(c) or 3(j) hereof, (iii) the Holders are not authorized to use the Prospectus pursuant to Section 3(g) hereto or (iv) the Holders are otherwise prevented or restricted by the Company from effecting sales pursuant to the Shelf Registration Statement (an “Effective Failure”) for more than 45 days, whether or not consecutive, in any 90-day period, or for more than 90 days, whether or not consecutive, during any 12-month period, then the Company shall pay Liquidated Damages at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of Registrable Securities from the 46th day of the applicable 90-day period or one-half of one percent (0.50%) of the principal amount of Registrable Securities from the 91st day of the applicable 12-month period, as the case may be, that any such Effective Failure has existed until the earlier of (1) the time the Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement or (2) the expiration of the Effectiveness Period; provided, however, no Liquidated Damages shall accrue under this Section 7(b) (A) with respect to the Registrable Securities of any Holder that is not an Electing Holder or (B) during any Suspension Period.
     (c) Any amounts to be paid as Liquidated Damages pursuant to paragraphs (a) or (b) of this Section 7 shall be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the date of such Registration Default or Effective Failure, as applicable. Such Liquidated Damages will accrue (1) in respect of the applicable Registrable Securities at the rates set forth in paragraphs (a) or (b) of this Section 7, as applicable, on the principal amount of such Registrable Securities.
     (d) Except as provided in Section 8(b) hereof, the Liquidated Damages as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.50%) set forth above, regardless of whether one or multiple Registration Defaults or Effective Failures exist.
     8. Miscellaneous.
     (a) Other Registration Rights. The Company may grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 hereof notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.
     (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Electing Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.
     (c) Amendments and Waivers. This Agreement, including this Section 8(c), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(c), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

     (d) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture; provided, that the Company may deliver notices and other communications provided for or permitted hereunder to any Electing Holder to its address as set forth in its Notice and Questionnaire.
     (e) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.
     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.
     (j) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours, Horizon Lines, Inc.
By:	/s/ Robert S. Zuckerman
	Name:	Robert S. Zuckerman
	Title:	Secretary

Accepted as of the date hereof: Goldman, Sachs & Co.
By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)
On behalf of each of the Purchasers

Appendix A
Horizon Lines, Inc.
INSTRUCTION TO DTC PARTICIPANTS
(Date of Mailing)
URGENT — IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE: [DATE]
          The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the Horizon Lines, Inc. (the “Company”) 4.25% Convertible Senior Notes due 2012 (the “Securities”) are held.
          The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.
          It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline for response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [Name, address and telephone number of contact at the Issuer].